United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2005

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15535 (Commission File Number)	13-3115216 (IRS Employer Identification No.)

701-7 Koehler Avenue, Ronkonkoma, NY 11779-7410
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700

711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
(Former name or former address, if changed since last report.)

Item 2.01	Completion of Acquisition or Disposition of Assets
On August 3, 2005, Lakeland Industries, Inc. (the “Company”) issued a press release entitled “Lakeland Industries Announces Closing of Acquisition of Mifflin Valley, Inc.”

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2005	LAKELAND INDUSTRIES, INC. By: /s/ Christopher J. Ryan Christopher J. Ryan President /s/Gary Pokrassa Gary Pokrassa Chief Financial Officer

Table of Contents

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Lakeland Industries, Inc., dated August 3, 2005, titled “Lakeland Industries Announces Closing of Acquisition of Mifflin Valley, Inc.”